                                 Exhibit 10.19



                Form of Promissory Notes Outstanding (Form F):



           -----------------------------------------------------
              Date                          Amount
           -----------------------------------------------------
              8/22/95                       $25,000
           -----------------------------------------------------
              4/23/97                       $ 5,000
           -----------------------------------------------------

                           WORLDWIDE WIRELESS, INC.
                7.5% Convertible Bridge Promissory Note Due ___

                                                               August 22, 1995

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER APPLICABLE STATE SECURITIES LAWS. IT MAY NOT BE SOLD OR OFFERED FOR SALE
UNLESS: (1) AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS COVERS THE PROPOSED TRANSFER; (2) THE HOLDER HAS NOTIFIED THE COMPANY OF THE PROPOSED TRANSFER AND, IF REQUESTED BY THE COMPANY, THE HOLDER HAS FURNISHED THE COMPANY WITH AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT THE PROPOSED TRANSFER WILL NOT REQUIRE REGISTRATION UNDER SUCH ACT OR UNDER APPLICABLE STATE SECURITIES LAWS; OR (3) THE NOTE IS SOLD PURSUANT TO RULE 144 OR ANOTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND UNDER AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS.

         WORLDWIDE WIRELESS, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), for value received hereby promises to pay to ___________, or registered assigns, in lawful money of the United States of America, the principal sum of $25,000.00, together with interest as provided below. The principal sum hereof shall be due and payable on the first to occur of: (i) thirty (30) days after receipt of payment by the Company pursuant to an offering of its common stock registered under the Securities Act of 1933 (a "Public Offering"), or (ii) one hundred eighty (180) days after the date of issuance of this Note. This Note shall bear simple interest from the date hereof at the rate of seven and one-half percent (7.5%) per annum payable in arrears on the date of maturity. All payments shall be made to the holder at such place as the holder may specify in writing.

                                   ARTICLE 1

                                   The Notes

         Section 1.1 Registration, Transfer and Exchange. The Company shall keep at its principal office a register (herein sometimes referred to as the "Register") in which the Company shall provide for the registration of Notes and the registration of transfer of Notes. Upon surrender for registration of transfer of any Note at its principal office, the Company shall execute and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations of a like aggregate principal amount. Each holder of a Note may exchange the same for other Notes of any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at the principal office of the Company. Whenever any Notes are so surrendered for exchange, the Company shall execute and deliver the Notes which the Note holder making the exchange is entitled to receive.

         Section 1.2. Mutilated, Destroyed, Lost and Stolen Notes. If: (i) any mutilated Note is surrendered to the Company or if satisfactory evidence of the destruction, loss or theft of any Note is presented to the Company; and
(ii) there is delivered to the Company such security or indemnity as may be required or desired to save it harmless, then, in the absence of notice to the Company that such Note has been acquired by a bona fide purchaser, the Company shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of like tenor and principal amount.

         Section 1.3. Persons Deemed Owners. Prior to the presentation for registration of transfer of any Note, the Company may treat the registered holder thereof as the owner of such Note for the purpose of receiving payment of principal of, premium, if any, and interest on such Note, for the purpose of conversion, and for all other purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary.

         Section 1.4. Notice of Completion. The Company will provide to all holders of the Notes notice of completion of a Public Offering within thirty
(30) days thereafter.

                                   ARTICLE 2

                              Conversion of Notes

         Section 2.1. Conversion Privilege. The holder of any Notes shall have the right at its option at any time (except that, with respect to any Note or portion thereof which shall be called for redemption, such right shall terminate at the close of business on the redemption date of such Note or portion thereof, unless the Company shall default in payment due upon redemption thereof), to convert, subject to the terms and provisions hereof, the principal of such Note or any portion of the principal amount thereof into shares of common stock of the Company, $.01 per value per share, at a conversion price equal to $3.50 aggregate principal amount of Notes for each share of Common Stock or, in case an adjustment of such price has taken place pursuant to the provisions hereof, then at the price as last adjusted (referred to herein as the "Conversion Price").

         Section 2.2. Exercise of Conversion Privilege. The Conversion Privilege shall be exercised, if at all, by surrender of a Note to the Company at its principal office, together with written notice of election executed by the holder of such Note, which may be in the form which is included with this Note (hereinafter referred to as the "Conversion Notice") to convert such Note or a specified portion thereof. The Conversion Notice shall specify the name or names in which the shares of Common Stock deliverable upon such conversion shall be registered, with the addresses of the persons (and taxpayer identification numbers, if applicable) so named, and, if so required by the Company, accompanied by a written instrument or instruments of transfer in form satisfactory to the Company duly executed by the holder or his attorney duly authorized in writing.

         As promptly as practicable after surrender as herein provided of any Note for conversion and the receipt of the Conversion Notice relating thereto, the Company shall deliver or cause to be delivered to or upon the written order of the holder of the Note so surrendered, a certificate of certificates representing the number of fully paid and non-assessable shares of Common Stock into which such Note is to be converted in accordance with the provisions hereof, registered in such name or names as are specified in the Conversion Notice, together with any cash payable in respect of a fractional share, and a cash payment in the amount of the accrued and unpaid interest on the Note, or such portion thereof as has been converted, to the conversion date. In case any Note shall be surrendered for partial conversion, the Company shall execute and deliver to or upon the written order of the holder of the Note so surrendered, without charge to such holder, a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Note. Except as otherwise provided in the immediately following sentence, such conversion shall be deemed to have been effected at the close of business on the date when such Note shall have been surrendered for conversion together with the

Conversion Notice, so that the rights of the holder of such Note as such holder shall cease at such time and the person or persons entitled to receive the shares of Common Stock upon conversion of such Note shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time, and such conversion shall be at the Conversion Price in effect at such time. Holders of Notes shall have the right to condition any surrender of Notes for conversion during the 45-day period between the date of notice from the Company based on a proposed public offering, upon the successful completion of such offering, such that if the offering is not completed, the Conversion Notice shall be disregarded and the Company shall execute and deliver to the holder thereof a new Note or Notes in the same aggregate principal amount as those surrendered for conversion.

         Section 2.3. Adjustment of Conversion Price. If and whenever the Company shall issue or sell any shares of its Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Conversion Price shall be reduced to the price (calculated to the nearest $.001) determined by dividing: (a) an amount equal to the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale (including as outstanding all shares of Common Stock issuable upon conversion of the Notes immediately prior to such issue or sale) multiplied by the then existing Conversion Price, and (y) the consideration, if any, received by the Company upon such issue or sale; by (b) the total number of shares of Common Stock outstanding immediately after such issue or sale (including as outstanding all shares of Common Stock issuable upon conversion of the Notes immediately prior to such issue or sale). No adjustments of the Conversion Price, however, shall be made in an amount less than $.001 per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.001 per share or more.

         For purposes of this Section 2.3, the following  subparagraphs (a) to
(g), inclusive, shall also be applicable:

         (a) Issuance of Rights or Options. In case at any time the Company shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing: (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof; by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price in effect immediately prior to the time of the granting of such

             Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange or the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph
             (c), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

         (b) Issuance of Convertible Securities. In case the Company shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing: (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange of all such Convertible Securities; by
             (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that: (i) except as otherwise provided in subparagraph (c), below, no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities; and (ii) if any such issue or sale of such Convertible Securities is made upon exercise of any Option to purchase any such Convertible Securities for which adjustments of the Conversion Price have been or are to be made pursuant to other provisions of this Section 2.3, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

         (c) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph (a), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph (a) or (b), or the rate at which any Convertible Securities referred to in subparagraph (a) or (b) are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible

             Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding.

         (d) Stock Dividends. In case the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in Common Stock, Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued in a subdivision of outstanding shares as provided in Section 2.5 below.

         (e) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without reduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. The amount of consideration deemed to be received by the Company pursuant to the foregoing provisions of this subparagraph (e) upon any issue or sale, pursuant to an established compensation plan of the Company to directors, officers or employees of the Company in connection with their employment, of shares of Common Stock, Options or Convertible Securities shall be increased by the amount of any tax benefit realized by the Company as a result of such issue or sale, the amount of such tax benefit being the amount by which the Federal and/or State income or other tax liability of the Company shall be reduced by reason of any deduction or credit in respect of such issue or sale. In case any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration. In case any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value as determined in good faith by the Board of Directors of the Company of such portion of the assets and business of the non-surviving corporation as such Board shall determine to be attributable to such Common Stock, Options or Convertible Securities, as the case may be. In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the fair market value on the date of such transaction of such stock or securities of the other corporation, and, if any such calculation results in adjustment of the Conversion Price, the determination of the number of shares of Common Stock receivable upon conversion of the Notes immediately prior to such merger, consolidation or sale, for purposes of Section 2.7, shall be made after giving effect to such adjustment of the Conversion Price.

         (f) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them:
             (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities; or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

         (g) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company. The disposition of any such shares, however, shall be considered an issue or sale of Common Stock for the purposes of this Section 2.3.

         Section 2.4. Certain Issues of Stock Excepted. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Conversion Price in the case of the issuance to directors, officers or employees of the Company, in connection with their services to the Company, of up to an aggregate number of shares of the Company's Common Stock as is equal to 15% of the aggregate number of outstanding shares of the Company's Common Stock, determined on a fully-diluted basis (including any dilution resulting from the issuance of such shares).

         Section 2.5 Subdivision or Combination of Stock. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, i.e., the holder shall be entitled to purchase after such subdivision, for the same consideration as applicable prior to such subdivision, the same percentage of outstanding Common Stock that such holder was entitled to purchase prior to such subdivision, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

         Section 2.6. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any Note. If any fractional interest in a share of Common Stock would, except for the provision of this Section be delivered upon the conversion of any Note, the Company shall, in lieu of delivering a fractional share therefor, pay the holder of such surrendered Note an amount in cash determined by multiplying such fractional interest by the per share Conversion Price.

         Section 2.7. Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby each holder of the Notes shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Company immediately theretofore receivable upon the conversion of the Notes, such shares of stock, securities or assets (including cash) as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion of such Notes (including an immediate adjustment, by reason of such consolidation or merger, of the Conversion Price to the value for the Common Stock reflected by the terms of such consolidation or merger if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation or merger). In the event of a merger or consolidation of the Company as a result of which a greater or lesser number of shares of common stock of the surviving corporation are issuable to holders of Common Stock of the Company outstanding immediately prior to such merger or consolidation, the Conversion Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Company. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument executed and mailed or delivered to each holder of the Notes at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive upon conversion of such Notes.

         Section 2.8. Notice of Adjustments. Whenever the Conversion Price is adjusted as herein provided, the Company shall forthwith cause to be mailed to each holder of the Notes a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price.

         Section 2.9. Company to Reserve Common Stock; Listing. The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its issued Common Stock held in its treasury, or both, for the purpose of effecting conversions of Notes, the full number of shares of Common Stock then deliverable upon the conversion of all outstanding Notes not theretofore converted; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all said outstanding Notes, the Company will take such corporate action as may in the opinion of its counsel be necessary to increase its authorized but unissued Common Stock to such number of shares as shall be sufficient for that purpose.

         Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value (if any) of the shares of Common Stock issuable upon conversion of the Notes, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully-paid and non-assessable shares of such Common Stock at such adjusted Conversion Price.

         The Company covenants that if any shares of Common Stock reserved for conversion of Notes require listing upon any national securities exchange before such shares may be delivered upon conversion, the Company will in good faith, and as expeditiously as possible, endeavor to cause such shares to be duly listed.

         Section 2.10. Taxes on Conversions. The Company will pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversion of Notes pursuant hereto; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any registration of transfer involved in the issue or delivery of Common Stock in a name other than that of the holder of the Notes to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax or has established to the satisfaction of the Company that such tax has been paid.

         Section 2.11. Closing of Books. The Company will at no time close its transfer books against the transfer of the shares of Common Stock issued or issuable upon the conversion of the Notes in any manner which interferes with the timely conversion of the Notes.

                                   ARTICLE 3

                         Registration and Sale Rights

         Section 3.1. Opportunity to Register and Sell. After completion of a Public Offering of its stock, if at any time the Company determines to register any shares of its Common Stock by filing a registration statement in compliance with the Securities Act, holders of the Notes or shares issued on conversion of the Notes (the "Shares") will be given 45 days prior notice thereof and will be afforded the opportunity to include in the same registration and to sell as part of any related offering of such shares, a percentage of the Shares equal to the highest percentage of shares owned by any then current shareholder (or holder of rights to acquire or convert into shares) which such shareholder had the right to include in such registration and sale, subject to usual and customary cutbacks and limitations which may be imposed by the Company and its underwriters; provided, however, that in any case the holders of the Notes or the Shares shall be permitted to register and sell at least the same percentage of shares (including in such calculation all rights to acquire shares or to convert into shares) that are actually registered and sold by any other shareholder. Such right shall apply to each registration and sale of shares effected by the Company for the period set forth in Section 3.6 below.

         Section 3.2. Indemnification. No shares to be issued on conversion of Notes shall be included in any registration unless the holders thereof furnish to the Company and the underwriter or selling agent all reasonable information requested by them and agree to indemnify the Company and the underwriter or selling agent against liability arising out of information furnished by the holder for inclusion in the registration statement (at which time the holders will receive a similar cross-indemnification from the Company and the underwriter).

         Section 3.3. No Requirement to File or Prosecute Registration. The Company shall not be required at any time to file a registration statement or to prosecute a filing to effectiveness, may determine not to file even though notice has been given pursuant to Section 3.1 or may withdraw a registration after it has been filed.

         Section 3.4. Rule 144 Information. If the Company effects a registration of shares, it will thereafter make timely all filings required under the Securities Exchange Act of 1934 so as to enable the holders of shares into which the Notes may be or may have been converted to sell such shares under SEC Rule 144 to the extent that the benefits of that rule are otherwise available to them.

         Section 3.5. Underwriter's Commissions. If shares into which the Notes are convertible are included in any underwriting hereunder, the holders thereof shall pay their proportionate share of the underwriter's commissions or discounts, but shall not be responsible for legal fees, printing costs and other fees and expenses except to the extent the same demonstrably increase by reason of inclusion of such shares in the underwriting.

         Section 3.6. Termination of Registration and Sale Rights. The registration and sale rights provided for in this Article III shall expire and terminate on June 30, 2006.

                                   ARTICLE 4

                             Defaults and Remedies

         Section 4.1 Events of Default. "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law, pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) default in the payment of any interest, principal, or redemption price when the same becomes due and payable, and continuance of such default for a period of 15 days after written notice thereof; or

         (b) default in the performance, or breach, of any covenant or warranty of the Company herein (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the holder of an outstanding Note, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (c) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Act or any other applicable Federal or State law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

         (d) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it for relief under the Federal Bankruptcy Act or any other applicable Federal or State law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

         Section 4.2. Acceleration. If an Event of Default occurs and is continuing, then and in every such case the holder of any outstanding Note may declare the principal of all the Notes held by it to be immediately due and payable, by a notice in writing to the Company, and upon any such declaration such principal shall become immediately due and payable. At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained, any holder of a Note, by written notice to the Company, may rescind and annul such declaration, and its consequences, as to the Notes so held.

         Section 4.3. Rights and Remedies Cumulative. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 4.4. Delay or Omission Not a Waiver. No delay or omission of any holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Note or by law to any holder of a Note may be exercised from time to time, and as often as may be deemed expedient, by each such holder.

         Section 4.5. Costs. In case any one or more Events of Default shall occur and be continuing, and the holder of a Note then outstanding proceeds to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in such Note or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law, the Company will pay to the holder thereof such further amount as shall be sufficient to cover the cost and expenses of collection or other litigation, including, without limitation, reasonable attorney's fees, expenses and disbursements.

                                   ARTICLE 5

                                 Miscellaneous

         Section 5.1. Notices. Any notice or other communication to be given hereunder shall be in writing and mailed or telecopied to such party at the address or number set forth below:

         If to a holder of a Note:    at such address as shall appear on the
                                      Register

         If to the Company:           Worldwide Wireless, Inc.
                                      6 East 43rd Street
                                      Suite 1900
                                      New York, NY  10017
                                      Telecopier No.:  802-674-2751
or to such other person, address or number as the party entitled to such notice or communication shall have specified by notice to the other party given in accordance with the provisions of this Section. Any such notice or other communication shall be deemed given: (i) if mailed, when deposited in the mail, properly addressed and with postage prepaid; or (ii) if sent by telecopy, when transmitted.

         Section 5.2. Successors and Assigns. This Note hall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         Section 5.3. Captions; Headings. The captions and section numbers appearing in this Note are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of such sections, nor in any way affect this Note or have any substantive effect.

         Section 5.4. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Vermont, without giving effect to such jurisdiction's principles of conflict of laws.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                             WORLDWIDE WIRELESS, INC.


                                             By:___________________________
                                                  Chief Operating Officer

                               CONVERSION NOTICE

To:      Worldwide Wireless, Inc.

         The undersigned owner of this Note hereby exercises the option to convert this Note or portion hereof below designated into shares of Common Stock of Worldwide Wireless, Inc., all in accordance with, and subject to, the terms of the Note, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned or, if so specified, to the person or entity named below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay any transfer taxes payable with respect thereto.

Dated:_____________________


If shares are to be issued other than to holder:

--------------------------------------

--------------------------------------        --------------------------------
Name                                          Signature

--------------------------------------
Address

--------------------------------------


Please Furnish Taxpayer Identification Number:______________________

Portion to be converted: $________________________